UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2006

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 553-2424

395 Page Mill Road, Palo Alto, CA 94306

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 20, 2006, the Board of Directors of Agilent Technologies, Inc. (the “Company”) approved an amendment to Article II, Section 3.3 of the Company’s Bylaws to adopt a majority vote standard for the election of directors. This standard was implemented by the Company in 2005 through its Corporate Governance Guidelines; however, this action now codifies the majority vote standard in the Company’s Bylaws. Pursuant to the revised Section 3.3, directors will be elected by a “majority of the votes cast” (unless the number of nominees exceeds the number of directors to be elected, in which case the directors will be elected by a plurality of the shares present and entitled to vote on the election of directors). “A majority of the votes cast” means that the number of shares voted “for” a director must exceed 50 percent of the votes cast with respect to that director for that director to be elected to the Board. If an incumbent director nominee does not receive “a majority of the votes cast” and his or her successor is not otherwise elected and qualified, the director shall tender his or her resignation to the Board promptly following certification of the stockholder vote. The Nominating/Corporate Governance Committee of the Board will review the offer to resign and promptly recommend to the Board whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the recommendation of the Nominating/Corporate Governance Committee and disclose its decision, and the rationale behind it, within 90 days following certification of the stockholder vote. The director who tenders his or her resignation is not permitted to participate in the Nominating/Corporate Governance Committee’s recommendation or the Board’s decision regarding such resignation.

If a resignation offer is not accepted by the Board, the director shall continue to serve. If a director’s resignation is accepted by the Board, then the Board may fill any resulting vacancy or may decrease the size of the Board.

The new majority vote standard is effective September 20, 2006.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Report:

3.1                     Agilent Technologies, Inc. Amended and Restated Bylaws, as of September 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber
Name:	Marie Oh Huber
Title:	Vice President, Assistant Secretary and
Assistant General Counsel

Date:  September 22, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Agilent Technologies, Inc. Amended and Restated Bylaws, as of September 20, 2006.